Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
Facilities Update
During the three months ended June 30, 2014, we made the decision to shut down production for a period of time at our two U.S. manufacturing facilities to preserve cash and reduce inventory.  As a result of the shut down, which began on approximately May 15, 2014, we furloughed approximately 1,200 employees; however distribution and shipping operations were uninterrupted during that time. We restarted two out of three furnaces at our Lancaster facility on July 14, 2014, with one of our furnaces indefinitely shut down. All production lines at our Monaca facility were restarted on July 21, 2014.
As a result of the production shut down and because certain of our manufacturing costs and a significant portion of our selling, general and administrative expenses are fixed, lower production levels had a negative impact on gross margin and cash flow for the three and six months ended June 30, 2014, due to lower overhead absorption which increased our cost of sales by approximately $9.1 million and $16.3 million, respectively. See “Results of Operations-Cost of Sales” below. In addition, because the shut down of our facilities discussed above impacted a significant portion of the month of July, there will be a negative impact on our operating income for fiscal quarter ending September 30, 2014, due to lower overhead absorption which will increase our cost of sales.
New Equity Investment and Credit Agreement Amendments
Securities Purchase Agreement
On July 30, 2014 (the “Closing Date”), the Company and the Monomoy Funds entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Monomoy Funds agreed to invest $20.0 million in return for Series A Senior Redeemable Preferred Stock (the “Preferred Stock”) and warrants to acquire 4,438,004 shares of the Company’s common stock (the “Sponsor Warrants”). Pursuant to the Certificate of Designation (the “Certificate of Designation”) authorizing the Preferred Stock, the Preferred Stock ranks senior to all other capital securities of the Company (any such security, a “Junior Security”). The Monomoy Funds received a fee of $1.2 million for investing in the Preferred Stock, which was paid in additional shares of the Preferred Stock. As a result, the initial liquidation value of the Preferred Stock is $21.2 million. The Preferred Stock will accrue a 15% cumulative annual dividend on the Liquidation Preference, payable quarterly in kind and compounded quarterly. The dividends will be added to the Liquidation Preference each quarter. Upon the repayment of the Company’s current Term Loan, the 15% annual dividend will be paid in cash. The Company may redeem the Preferred Stock for cash, upon 60 days’ prior notice, at a price equal to 105% of Liquidation Preference (including all accrued and unpaid dividends). Upon a liquidation event, including certain changes of control, the holders of the Preferred Stock will be entitled to a payment in cash equal to then liquidation value of the Preferred Stock.
The Preferred Stock is not entitled to any voting rights, except that without the prior consent of the holders of a majority of the shares of Preferred Stock outstanding, the Company will not (i) authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of preferred stock, (ii) authorize, create or issue, or increase the number of authorized or issued shares of, any other capital stock of any class or series, except for Common Stock, (iii) declare or pay dividends or make any distributions in respect of any class or series of stock or purchase or redeem any junior securities, (iv) amend, alter or repeal any provisions of the Company’s certificate of incorporation (including the Certificate of Designations) or bylaws, or the charter or bylaws of any subsidiary of the Company, (v) enter into any transaction that would result in a change of control, (vi) amalgamate, consolidate, convert or merge with any other person, or enter into or form any partnership or joint venture or acquire any securities in any other person or (vii) authorize or adopt any equity incentive plan, increase the number of options or securities available for grant or issuance under an equity incentive plan, grant any allocation of options or securities under any equity incentive plan, amend or supplement any equity incentive plan or authorize or issue any incentive compensation in the form of securities outside of an equity incentive plan.
Pursuant to the Purchase Agreement, the Monomoy Funds also received the Sponsor Warrants, which have an exercise price of $0.01 per share, and a term of seven years. The Sponsor Warrants contain customary adjustments to account for any stock splits, reorganizations, recapitalizations, mergers, combinations, asset sales and stock dividends and similar events. If the Company makes a distribution to the holders of its Common Stock of any asset, including cash, or any security, including subscription rights, other than a distribution in connection with a liquidation, distribution or winding up of the Company and other than a stock dividend payable in Common Stock, then the Company will distribute to the holder of each Sponsor Warrant the portion of the distribution that a holder of the number of shares of Common Stock issuable upon exercise of the Sponsor Warrant would have received.
Unless and until the Company obtains any stockholder approval required by Nasdaq Listing Rule 5635 to permit full exercisability of the Sponsor Warrants, the number of shares of Common Stock for which the Sponsor Warrants will be exercisable will be limited to the number of shares of Common Stock that, when taken to together with all shares of Common Stock issued or issuable upon exercise of the Lender Warrants, would be equal to 19.9% of the outstanding shares of the Common Stock as of the Closing Date.
Term Loan Amendment
On the Closing Date, the Borrowers and Universal entered into Waiver and Amendment No. 1 to Term Loan Agreement (the “Term Loan Amendment”) governing the Term Loan, which provides for among other things, a waiver of the events of default that occurred as a result of the Borrowers’ failure to comply with the consolidated leverage ratio and interest coverage ratio covenants for the fiscal quarters ended March 31, 2014 and June 30, 2014, and amendments to the Term Loan Agreement. As a result of the Term Loan Amendment, the Borrowers are no longer required to comply with consolidated leverage ratio and the consolidated interest coverage ratio covenants as of June 30, 2014. In connection with the Term Loan Amendment, the Borrowers paid an amendment fee of 0.5% of the Term Loan then outstanding.
Term Loan Amendment provides for an increase in the applicable interest rate margin of 2.00% for both Eurodollar rate and Base rate borrowings, of which 0.25% is payable in cash on a monthly basis and 1.75% is payable in kind on a monthly basis.
The Term Loan Amendment gives the Borrowers relief under the consolidated leverage ratio covenant and the interest coverage ratio covenants by eliminating the requirement to comply with these covenants until the quarter ending September 30, 2015. As amended, the maximum consolidated leverage ratio financial covenant requires Universal to maintain a maximum consolidated leverage ratio (as calculated in accordance with the Term Loan Agreement) as of the last day of any fiscal quarter beginning with the quarter ending September 30, 2015 as follows:

Beginning with the quarter ending:	Maximum Consolidated Leverage Ratio
September 30, 2015	11.20 : 1.00
December 31, 2015	8.60 : 1.00
March 31, 2016	8.00 : 1.00
June 30, 2016	7.40 : 1.00
September 30, 2016	7.00 : 1.00
December 31, 2016 and thereafter	6.30 : 1.00
As amended, the minimum interest coverage ratio financial covenant requires Universal to maintain a consolidated interest coverage ratio (as calculated in accordance with the Term Loan Agreement) as of the last day of any fiscal quarter beginning with the quarter ending September 30, 2015, as follows:

Beginning with the quarter ending:	Minimum Interest Coverage Ratio
September 30, 2015	1.25 : 1.00
December 31, 2015	1.55 : 1.00
March 31, 2016	1.70 : 1.00
June 30, 2016	1.75 : 1.00
September 30, 2016	1.75 : 1.00
December 31, 2016 and thereafter	1.75 : 1.00

The Term Loan Amendment adds another financial covenant, which requires Universal to maintain a minimum consolidated Adjusted EBITDA for the two fiscal quarters ending March 31, 2015 of $10.9 million and a minimum consolidated Adjusted EBITDA for the three fiscal quarters ending June 30, 2015 of $15.7 million.
Pursuant to the Term Loan Amendment, the time period during which voluntary prepayments of amounts outstanding under the Term Loan are permitted was extended so that the Borrowers may make voluntary prepayments, subject to prepayment premiums of 2% if made on or prior to March 31, 2015 and 1% if made on or prior to March 31, 2016.
In addition, the Term Loan Amendment provided for the issuance to the lenders under the Term Loan of warrants (the “Lender Warrants”) to purchase an aggregate of 2,958,670 shares of the Company’s common stock with an exercise price of $0.01 per share and a term of seven years. The Lender Warrants have terms that are substantially the same as the Sponsor Warrants. The Lender Warrants provide for customary adjustments to account for any stock splits, recapitalizations, mergers, combinations, asset sales, stock dividends and similar events. The Company will be required to file a registration statement to register the resale of the shares of Common Stock issued upon exercise of the Lender Warrants.
The Term Loan Amendment replaced the prior consolidated adjusted EBITDA measure used in the calculation of covenant compliance with a new measure called consolidated adjusted EBITDA. Consolidated adjusted EBITDA is defined in the Term Loan Amendment as consolidated net income plus depreciation expense, amortization expense, interest expense, tax expense, certain long-term incentive plan and other compensation expense, provision for LIFO and deferred variance adjustments for inventory valuations (provided that any amounts added back for provisions for LIFO and deferred variance adjustments for inventory valuations shall not exceed $3.5 million in any measurement period), extraordinary losses, cash restructuring charges, fees and expenses, as well as any professional fees (provided that the aggregate amount of all cash restructuring charges, fees and expenses added back shall not exceed $2.5 million for measurement periods ending on or before June 30, 2015 and shall not exceed $5.0 million for measurement periods ending after June 30, 2015, and the restructuring charges, fees and expenses or professional fees related to the new equity investment that closed on July 30, 2014 will not be subject to such limit), foreign currency translation gains or losses, fees, indemnities and expenses paid to the members of the board of directors, business interruption insurance proceeds, fees, costs or expenses incurred in connection with acquisitions or dispositions, the amount of certain “run rate” cost savings, operating expense reductions and cost synergies projected by us that are reasonably identifiable and factually supportable (subject to the limitation discussed below) and further adjusted to subtract, without duplication, cancellation of debt income arising as a result of the repurchase of Term Loans permitted under the agreement, non-cash gains included in consolidated net income, cash payments made in the measurement period in respect of non-cash charges taken in any prior measurement period, to the extent not deducted in the calculation of net income, actual fees, costs and expenses associated with the proceeds of business interruption insurance to the extent such amounts are the basis of such recovery and extraordinary gains.
Solely for the purpose of the computations of the consolidated leverage ratio, the consolidated first lien leverage ratio and the consolidated interest coverage ratio, if a permitted acquisition or disposition has occurred during the relevant period, consolidated adjusted EBITDA shall be calculated on a pro forma basis (as defined in and subject to the limitations set forth in the Term Loan Agreement), including all income and expense associated with the assets or entity acquired in connection with a permitted acquisition for them most recently ended four fiscal quarter period for which such income and expense amounts are available shall be treated as being earned or incurred by us on a pro forma basis for the portion of the applicable period occurring prior to the date of the acquisition, giving effect to any cost savings, operating expense reductions and cost synergies that are reasonably identifiable and factually supportable, net of the amount of actual benefits realized during such period from such actions that are otherwise included in the calculation of consolidated adjusted EBITDA (provided that the aggregate amount of cost savings, operating expense reductions and cost synergies added back pursuant to this clause and the amount of “run rate” cost savings, operating expense reduction and cost synergies added back as described above for any period shall not exceed 7.0% of consolidated adjusted EBITDA for such period calculated on a pro forma basis after giving effect to all adjustments thereto).
ABL Amendment
On the Closing Date, the Borrowers and Universal entered into Amendment No. 6 to Second Amended and Restated Loan and Security Agreement (the “ABL Amendment No. 6”), which amended the ABL Facility to increase the maximum revolver amount available thereunder from $55.0 million to $60.0 million.
ABL Amendment No. 6 includes certain other amendments, including: (i) an agreement by Universal and the Borrowers to provide monthly operating financial reports to the administrative agent promptly after they are provided to the Company’s Board of Directors; (ii) an amendment to the covenant limiting distributions to eliminate the ability of Universal to pay dividends and make certain other distributions that they were previously entitled to make subject to certain conditions being met; and (iii) an amendment to the definition of EBITDA so that the add back for cash restructuring charges, fees and expenses and any professional fees was reduced from 15.0% to 12.5% of EBITDA for the applicable measurement period.

Subsequent Events
We believe we would not be in compliance with the consolidated leverage ratio requirement under the Term Loan agreement as of March 31, 2014, and, as a result, we would be in violation under this covenant. On March 31, 2014, Monomoy Capital Partners, L.P., Monomoy Capital Partners II, L.P. and their affiliated funds (the “Monomoy Funds”) provided us with an equity commitment letter pursuant to which the Monomoy Funds committed to offer to purchase securities (which may include preferred stock, convertible preferred stock, debt or convertible debt) from us having an aggregate purchase price in an amount sufficient to exercise our right under the Term Loan agreement to “cure” this violation, but no more than $12.0 million in the aggregate, which amount will be reduced by the amount of any other equity raised to fund a Cure Contribution. The equity commitment letter will expire on December 31, 2014, or earlier if we amend the terms of the financial maintenance covenants, if we obtain a waiver of the financial maintenance covenants or if the lenders agree to forbear from exercising any remedies with respect to a default or an event of default with respect to the financial maintenance covenants.